UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported) May 9, 2003
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                            Sharper Image Corporation
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             (Exact name of registrant as specified in its chapter)

        Delaware                    0-15827               94-2493558
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(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation             File Number)         Identification No.)

 650 Davis Street, San Francisco, California                 94111
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   (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (415) 445-6000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1     Sales Press Release, dated May 8, 2003

ITEM 9: REGULATION FD DISCLOSURE

         On May 8, 2003 the Company announced its sale results for the month and quarter ended April 30, 2003. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 9, 2003                      SHARPER IMAGE CORPORATION
                                        By:
                                           -------------------------
                                           Jeffrey P. Forgan
                                           Executive Vice President,
                                           Chief Financial Officer